For Immediate Release

AVENUE INCOME CREDIT STRATEGIES FUND ANNOUNCES THE RESULTS OF ITS RIGHTS OFFERING

NEW YORK, NY, May 20, 2013 —Avenue Income Credit Strategies Fund (NYSE: ACP) (the “Fund”) today announced the results of its transferable rights offering (the “Offer”). The Offer commenced on April 22, 2013 and expired on May 17, 2013 (the “Expiration Date”).  The Offer entitled the rights holders to subscribe for an aggregate of up to 3,268,518 common shares of beneficial interest of the Fund (“Common Shares”).  The subscription price was $16.55 per Common Share and was determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share on the New York Stock Exchange on the Expiration Date and each of the four (4) preceding trading days.  The Offer was over-subscribed.  Common Shares will be issued promptly after completion of shareholder payments and the pro-rata allocation of Common Shares in respect of the over-subscription privilege.

The Fund is a non-diversified, closed-end management investment company.  The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.  The Fund invests all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.  Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s Common Shares is determined by a number of factors, many of which are beyond the control of the Fund.

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Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.  This information, including other information about the Fund, can be found on file with the Securities and Exchange Commission and should be read carefully before investing.

This communication is not an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale is not permitted.